ARCTURUS THERAPEUTICS

Building Next Generation of the RNA Medicines

February 2019

FORWARD LOOKING STATEMENTS

BUILDING INNOVATIVE RNA MEDICINES

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; the development and commercial potential of any of our product candidates; the timing and success of our development efforts, the success of any of our trials and our ability to achieve regulatory approval for any product candidate and the entry into or modification or termination of collaborative agreements.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Given the risks and uncertainties, you should not place undue reliance on forward-looking statements. The forward-looking statements contained or implied in this press presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in our Annual Report on Form 20-F for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (SEC) and in subsequent filings with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Investment Highlights

BUILDING INNOVATIVE RNA MEDICINES

Arcturus is an mRNA Medicines Drug Development Company Focused on Rare Diseases

LUNAR® Delivery Platform Validated by Multiple Strategic Partners

- More than $1 Billion in potential milestones and royalties



HQ: **San Diego**; Founded: **2013**; Nasdaq: **ARCT**
Outstanding Shares: **10.8 M;** Employees: **80;**
Insider Ownership: **24%**

Broad and Strong Intellectual Property Portfolio

- 152 Patents & Patent Applications
- LUNAR® Delivery Technology
- RNA Drug Substance & Drug Product Process Manufacturing

Promising Preclinical Safety Data for LUNAR® Delivery and mRNA Drug Products

Key Value Drivers: mRNA Medicines & Platform

Arcturus LUNAR® Delivery Platform: Enabling Genetic Medicines

***Strategic Partners**: More than $1 Billion in Potential Milestones & Royalties*

Arcturus mRNA Medicines

***LUNAR-OTC (ARCT-810)** to treat Ornithine Transcarbamylase (OTC) Deficiency*

OTC Deficiency market potential $500M annual sales

***LUNAR-CF** to treat Cystic Fibrosis (CF); Funded by the* CYSTIC FIBROSIS FOUNDATION

Class I CF market potential $900M annual sales

ARCTURUS THERAPEUTICS

LUNAR® Mechanism of Delivery

BUILDING INNOVATIVE
RNA MEDICINES



LUNAR Associates with Cell Membrane



Enters Cell
Via Endocytosis

Lipid Particle in Endosome



Increased Acidity as
Endosome Ages

pH-Mediated Disruption



Rapid Biodegradation
of Vehicle

RNA in Cytosol



RNA Processing
and Translation

Arcturus Platform: Enabling Genetic Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Partner	Year of Initiation	Indication	Arcturus Chemistry	Arcturus Delivery	mRNA Process
LUNAR-HBV	Johnson & Johnson	2015	Hepatitis B	RNA	LUNAR® Hepatocytes	ARCT
LUNAR-NASH	Takeda	2017	NASH	RNA	LUNAR® Stellate Cells	ARCT
LUNAR-GSD3	ultragenyx pharmaceutical	2016	Glycogen Storage Disease Type III	mRNA	LUNAR® Hepatocytes	ARCT
LUNAR-RARE	ultragenyx pharmaceutical	2016	Rare Disease	mRNA	LUNAR® Hepatocytes	ARCT
LUNAR-RPL	SYNTHETIC GENOMICS®	2017	Vaccines	SGI's Replicon RNA	LUNAR® Intramuscular	SGI

- **Greater than $1 Billion in Potential Milestones & Royalties**
- **Enabling Different Types of RNA – Messenger RNA, Gene Editing RNA, Replicon RNA**
- **Multiple Cell Types Targeted**

LUNAR® Platform Substantial Preclinical Proof-of-Concept Demonstrated

BUILDING INNOVATIVE RNA MEDICINES


Respiratory
LUNAR-CF mRNA Intratracheal Inhalation
CYSTIC FIBROSIS FOUNDATION
Ophthalmology
mRNA Intravitreal Sub-retinal
Infectious Disease
Gene Editing RNA
Janssen siRNA triplicate
Johnson & Johnson
Vaccines
Cancer
mRNA intramuscular
Inf. Disease
mRNA HIV in vitro
SYNTHETIC GENOMICS
Liver
Hepatocytes
LUNAR-OTC (ARCT-810) mRNA
Ultragenyx LUNAR-GSD3 mRNA
ultragenyx
Stellate Cells
Takeda LUNAR-NASH
Takeda

LUNAR® Platform Preclinical Proof-of-Concept Demonstrated in Hepatocytes, Liver Stellate Cells, Bronchial Epithelial Cells (Lung), Subretinal / intravitreal (Eye), Infectious Diseases, Cancer Vaccines

Target Opportunities for LUNAR® Delivery Platform Exceed $100 Billion in Potential Value


Oral
Respiratory
Ophthalmology
Kidney
Spleen
Immune System
CNS
Liver
Topical
Transcription Factors
Intracellular Targets
Gene Editing
mRNA
geRNA
DNA
Infectious Disease (non-vaccine)
Vaccines
Immuno-oncology (non-vaccine)
Cancer
Inf. Disease

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Indication	IND Date	Route of Administration	Target Organ	Target Cells	Prevalence Worldwide
LUNAR-OTC (ARCT-810)	Ornithine Transcarbamylase (OTC) Deficiency	Q4 2019	Intravenous (i.v.)	Liver	Hepatocytes	> 10,000
LUNAR-CF	Cystic Fibrosis	H1 2020	Nebulized Aerosol to Lung	Lung	Bronchial Epithelial Cells	> 70,000
LUNAR-2020	Rare Liver Disease	2021	i.v.	Liver	Hepatocytes	
LUNAR-2020	Rare Lung Disease	2021	Nebulized	Lung	Bronchial Epithelial Cells	

- Arcturus programs focus on messenger RNA (mRNA) drug products for rare diseases
- LUNAR-OTC (ARCT-810, intravenous mRNA medicine): Investigational New Drug (IND) Filing Target Q4 2019
- LUNAR-CF is funded by the Cystic Fibrosis (CF) Foundation – IND Target H1 2020
- If resources are available, we can progress more candidates into the clinic in 2021

OTC Deficiency Market Opportunity

BUILDING INNOVATIVE RNA MEDICINES

Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder

- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death
- 10,000 worldwide prevalence

Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)
- Present standard of care does not effectively prevent spikes of ammonia.
- OTC Deficiency patients are typically referred for liver transplant.

LUNAR-OTC Aims to Restore Enzyme Function

- Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

Survival of OTC-deficient Mice on High Protein Diet Weekly LUNAR-OTC Treatment


1.0 mg/Kg
0.3 mg/Kg
0.1 mg/Kg
Surviving Animals (%)
100
90
80
70
60
50
40
30
20
10
0
0
7
14
21
28
35
42
49
56
Time (Days)
LUNAR-OTC 1.0mg/Kg (N=10)
LUNAR-OTC 0.3mg/Kg (N=10)
LUNAR-OTC 0.1mg/Kg (N=10)
High Protein Diet (PBS) (N=10)
LUNAR-OTC I.V. Dosing Schedule

LUNAR-OTC

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

Arcturus Safety Profile

BUILDING INNOVATIVE RNA MEDICINES

External Validation

Multiple strategic partnerships over many years confirms the positive safety profile of Arcturus LUNAR® and mRNA

Arcturus is committed to developing safe mRNA products

- 15 studies over several years with strategic partners
- Over $3 Million invested to date

Top Safety Concern for RNA Medicines is Delivery

Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs)

- ✓ @ 15 mg/kg single dose of non-coding RNA
- ✓ @ 3 mg/kg x eight (8) weekly doses of non-coding RNA (total of 24 mg/kg over 2 months)

Arcturus mRNA chemistry shows promising efficacy and tolerability data

- Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg
- Well tolerated in mouse @ 7 mg/kg single dose

IND-enabling toxicology studies at higher doses will provide Maximum Tolerated Dose (MTD)

Cystic Fibrosis Market Opportunity

Cystic Fibrosis: The most common rare disease in the United States

- Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways
- Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure
- 70,000 worldwide prevalence

Unmet Medical Need

- No CFTR functional corrector is approved for treatment of all patients
- Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

- An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF-patients, independent of any genotype
- A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF-patients

LUNAR® Targeting Lung

BUILDING INNOVATIVE RNA MEDICINES

Nebulization



LUNAR-Luc mRNA

LUNAR® Delivery into Bronchial Epithelial Cells (BECs)


TdTomato/FoxJ1/Dapi

Functional Delivery of LUNAR®-mRNA into Lung Epithelial Cells

INTERNAL RNA DEVELOPMENT PLATFORMS

Drug Substance: mRNA Design

BUILDING INNOVATIVE RNA MEDICINES

Arcturus' proprietary mRNA optimization platform

Optimized conditions

- **mRNA sequence**
- **Chemistry**
- **Process optimization**

- **Improved protein expression and duration**
- **Improved functional activity**


5' cap
5' UTR
Coding Region
3' UTR
Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates


Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs

Arcturus mRNA Manufacturing

BUILDING INNOVATIVE RNA MEDICINES

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable to > 1Kg	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Arcturus' Internal mRNA Production: Up to 30 g in Less Than One Week

PROPRIETARY REPRODUCIBLE & SCALABLE PRODUCTION PROCESS

BUILDING INNOVATIVE RNA MEDICINES

Drug Product: LUNAR® Formulation & Production

LUNAR® Reproducibility

Particle Size


Particle Size (nm)
0
20
40
60
80
100
15
30
30
30
Batch Scale (RNA in Grams)

% Encapsulated RNA


% Encapsulated Nucleic Acid
0
20
40
60
80
100
15
30
30
30
Batch Scale (RNA in Grams)

LUNAR® Scalability

Particle Size


Particle Size (nm)
0
20
40
60
80
100
0.05
0.5
1
3
15
30
Batch Scale (RNA in Grams)

% Encapsulated RNA


% Encapsulated Nucleic Aci
0
20
40
60
80
100
0.05
0.5
1
3
15
30
Batch Scale (RNA in Grams)

LUNAR® Has Been Successfully Scaled From Milligram to Multigram Batch Sizes

BUILDING INNOVATIVE RNA MEDICINES

Board of Directors



Dr. Peter Farrell
Chairman of the Board

ResMed
Founder and Chairman



Andrew Sassine, MBA
Director of the Board

Fidelity Investments
Former Portfolio Manager



James Barlow, MA
Director of the Board

Allergan
Former Chief Accounting Officer



Dr. Magda Marquet
Director of the Board

ALTHEA
Chairman and Co-Founder



Joseph E. Payne, MSc
Director of the Board, Founder, President & CEO

MERCK

BUILDING INNOVATIVE RNA MEDICINES

ARCTURUS THERAPEUTICS

Management Team



Joseph E. Payne, MSc
Founder, President & CEO

MERCK



Dr. Pad Chivukula
Founder, CSO & COO

Nitto



Andrew Sassine, MBA
CFO

Fidelity INVESTMENTS



Kevin Skol, MBA
Sr. VP of Business Development & Alliance Management

IONIS PHARMACEUTICALS



Dr. Suezanne Parker
VP of Translational Biology

Shire





ARCTURUS
therapeutics